Tonix Pharmaceuticals Holding Corp. 8-K

Exhibit 99.01

© 2021 Tonix Pharmaceuticals Holding Corp. 1 March 2021 Version P0280 3 - 11 - 2021 (Doc 0796) Investor Presentation NASDAQ:TNXP

© 2021 Tonix Pharmaceuticals Holding Corp. 2 Cautionary Note on Forward - Looking Statements Certain statements in this presentation regarding strategic plans, expectations and objectives for future operations or results are “forward - looking statements” as defined by the Private Securities Litigation Reform Act of 1995 . These statements may be identified by the use of forward - looking words such as “anticipate,” “believe,” “forecast,” “estimate” and “intend,” among others . These forward - looking statements are based on Tonix’s current expectations and actual results could differ materially . There are a number of factors that could cause actual events to differ materially from those indicated by such forward - looking statements . These factors include, but are not limited to, risks related to failure to obtain U . S . Food and Drug Administration clearances or approvals and noncompliance with its regulations ; our need for additional financing ; delays and uncertainties caused by the global COVID - 19 pandemic ; substantial competition ; uncertainties of patent protection and litigation ; uncertainties of government or third party payor reimbursement ; limited research and development efforts and dependence upon third parties . As with any pharmaceutical under development, there are significant risks in the development, regulatory approval and commercialization of new products . The forward - looking statements in this presentation are made as of the date of this presentation, even if subsequently made available by Tonix on its website or otherwise . Tonix does not undertake an obligation to update or revise any forward - looking statement, except as required by law . Investors should read the risk factors set forth in the Annual Report on Form 10 - K for the year ended December 31 , 2019 , as filed with the Securities and Exchange Commission (the “SEC”) on March 24 , 2020 , and periodic reports and current reports filed with the SEC on or after the date thereof . All of Tonix's forward - looking statements are expressly qualified by all such risk factors and other cautionary statements .

© 2021 Tonix Pharmaceuticals Holding Corp. 3 Tonix Pharmaceuticals Who We Are – Mission And Purpose Clinical - stage biopharmaceutical company that invents and develops medicines to help patients manage the central nervous system (CNS) and immunology diseases. “Advancing science to improve patient care and public health”

© 2021 Tonix Pharmaceuticals Holding Corp. 4 Our Pipeline – CNS Portfolio CANDIDATES INDICATION STATUS CNS Portfolio TNX - 102 SL 1 Fibromyalgia (FM) - Lead Program Mid - Phase 3 – ongoing PTSD Phase 3 ready Agitation in Alzheimer’s Phase 2 ready Alcohol Use Disorder Phase 2 ready TNX - 1300 2 Cocaine Intoxication / Overdose Phase 2 TNX - 1900 3 Migraine and Craniofacial Pain Clinical – pre - IND 4 TNX - 2900 5 Prader - Willi Syndrome Clinical – pre - IND TNX - 601 CR Depression, PTSD, Neurocognitive Dysfunction from Corticosteroids Clinical – pre - IND 6 TNX - 1600 7 Depression, PTSD and ADHD Preclinical 1 TNX - 102 SL (cyclobenzaprine HCl sublingual tablets) is an investigational new drug and has not been approved for any indication. 2 TNX - 1300 (T172R/G173Q double - mutant cocaine esterase 200 mg, i.v. solution) is an investigational new biologic and has not been approved for any indication; licensed from Columbia University . 3 Acquired from Trigemina ; license agreement with Stanford University 4 A Phase 2 trial under an investigator - initiated IND has been completed in the U.S. using TNX - 1900 5 Co - exclustive license agreement with French National Institute of Health and Medical Research ( Inserm ) 6 TN X - 601 CR is in the pre - IND stage in the U.S.; a Phase 1 trial for formulation development was recently completed outside of the U.S. 7 Acquired from TRImaran Pharma; license agreement with Wayne State University

© 2021 Tonix Pharmaceuticals Holding Corp. 5 Our Pipeline – Immunology & Biodefense Portfolio CANDIDATES INDICATION STATUS Immunology Portfolio TNX - 1800 Covid - 19 vaccine – Prioritized Program 1 Preclinical TNX - 2100 SARS - CoV - 2 skin test for T cell immunity 2 Pre - IND TNX - 2300 Covid - 19 vaccine 3 Preclinical TNX - 801 Smallpox and monkeypox preventing vaccine 4 Preclinical TNX - 1500 Organ Transplant Rejection/Autoimmune Conditions 5 Preclinical TNX - 1700 Gastric and pancreatic cancers 6 Preclinical TNX - 701 Radioprotection Preclinical 1 Live attenuated vaccine based on horsepox virus vector 2 In vivo diagnostic: SARS - CoV - 2 peptide epitope mixtures for intradermal administration to measure delayed - type hypersensitivity to SARS - CoV - 2 3 Live attenuated vaccine based on bovine parainfluenza virus vector; option for license with Kansas State University 4 Live attenuated vaccine based on horsepox virus 5 anti - CD40L humanized monoclonal antibody 6 recombinant trefoil factor 2 (TFF2) based protein; licensed from Columbia University

© 2021 Tonix Pharmaceuticals Holding Corp. 6 TNX - 102 - SL 1 : New Potential Treatment for the Management of Fibromyalgia 1 TNX - 102 SL (cyclobenzaprine HCl sublingual tablets) is an investigational new drug and has not been approved for any indication.

© 2021 Tonix Pharmaceuticals Holding Corp. 7 TNX - 102 SL FM Lead Program Background on Fibromyalgia Fibromyalgia (FM): A chronic condition Core symptoms: • widespread pain • sleep disturbance • fatigue • cognitive symptoms. Significant disabilities (impaired daily function). Course of disease can last decades 1 American Chronic Pain Association (www.theacpa.org, 2019) 2 . Walitt, B., Nahin, R.L., Katz, R.S., Bergman, M.J., Wolfe, F. (2015). The Prevalence and Characteristics of Fibromyalgia in the 2012 National Health Interview Survey. PLoS One; 10(9): e0138024. 3. Decision Resources, Fibromyalgia, 2012 Prevalence 2 - 4% US Population (6 - 12 million individuals) 1 90% Treated With Pharmacotherapy 3 Estimated 4.5MM Diagnosed 2

© 2021 Tonix Pharmaceuticals Holding Corp. 8 Challenges with Current Pharmacotherapy Limitations of Current Therapies Fewer than half of those treated for fibromyalgia receive relief from the three FDA - approved drugs 1 • Lack of overall response leading to discontinuation or augmentation • Lack of tolerability leading to discontinuation or reduction in dose (underdosing) Current Treatment Patterns As A Result of Limitations Switch Rates/Rotation/Discontinuation • Over 50% of patient starting an FDA approved therapy for FM switch or discontinue therapy after 12 months 2 Polypharmacy • Average patient is using 2.6 drugs for treating their fibromyalgia, 50% of patients take 3 or more medications concomitantly 3 Opioid usage is not uncommon Market Dissatisfaction Only 43% of patients indicated that they are satisfied with their medication for FM 5 1. Frost and Sullivan, 2010 2. Liu et al., 2016 3. Robinson et al., 2012; prospective observational study with 1,700 participants with fibromyalgia. 4. Sarmento et al., J Opioid Manag 2019; 15(6):460 - 77 – prescription opioid usage among diagnosed FM patients at one site 5. Robinson et al., 2013; prospective observational study with 1,700 participants with fibromyalgia

© 2021 Tonix Pharmaceuticals Holding Corp. 9 Fibromyalgia Unmet Need and Ideal Treatment Profile Unmet Medical Need: Current treatment patterns indicate that new, more effective, and better - tolerated treatments are necessary for management of FM 1 Source: 1. Yang, et al, 2016 Ideal Treatment Profile: Treats FM as a syndrome Relief from major symptoms (pain, sleep disturbances, fatigue) Reduces disability and improves daily living (global function) Well tolerated with low discontinuation • Low systemic side - effects • No daytime somnolence • No weight gain or impact on sexual function Suitable for chronic use • Not scheduled • Non opioid • Non abuse potential

© 2021 Tonix Pharmaceuticals Holding Corp. 10 TNX - 102 SL: Engineered to Treat FM This unique formulation of cyclobenzaprine has been designed to optimize delivery and absorption, while minimizing the potential residual effects of oral formulations of cyclobenzaprine. Innovative and proprietary Protectic ® delivery technology • Overcomes mucosal absorption barrier • Allows sublingual (SL) administration to achieves relevant systemic drug exposure • Stable SL tablet formulation • Benefits of sublingual delivery • Rapid drug exposure following nighttime administration • Lower daytime exposure • Avoids first - pass metabolism • Reduces risk of pharmacological interference from major metabolite No recognized abuse or dependency concerns

© 2021 Tonix Pharmaceuticals Holding Corp. 11 TNX - 102 SL 5.6 mg: Results from Completed Positive Phase 3 RELIEF Study Completed Positive Trial in FM: • Topline results announced in December 2020 • 503 participants randomized across 39 sites in U.S. • 95% of participants were women Topline Efficacy Results: • Achieved statistical significance in the pre - specified primary efficacy endpoint of reducing daily pain (p=0.01) • Activity shown in key secondary endpoints measuring improvements in sleep and fatigue Safety: • Well tolerated; side effects consistent with known side effects of cyclobenzaprine; no new safety signals observed

© 2021 Tonix Pharmaceuticals Holding Corp. 12 Positive Phase 3 F304/RELIEF Study: Design Primary e ndpoint (Week 14) : • Daily diary pain severity score change (TNX - 102 SL 5.6 mg vs. placebo) from baseline in the weekly average as measured by the numerical rating scale (NRS), using mixed model repeated measures analysis with multiple imputation (MMRM with MI) Key Secondary e ndpoint s (Week 14): • Patient Global Impression of Change responder analysis • Fibromyalgia Impact Questionnaire - Revised (FIQ - R) Symptom Domain score • FIQ - R Function Domain score • PROMIS Sleep Disturbance instrument T - score • PROMIS Fatigue instrument T - score • Weekly average of the daily diary assessment of sleep quality Pivotal efficacy study to support NDA approval Placebo once - daily at bedtime 14 weeks TNX - 102 SL once - daily at bedtime 5.6 mg (2 x 2.8 mg tablets) 1 General s tudy c haracteristics: • Randomized, double - blind, placebo - controlle d study in fibromyalgia in 39 U.S. sites (full sample size N=503) • Adaptive Design: one unblinded interim analysis based on 50% of randomized participants 1 Two week run - in at 2.8 mg dose at bedtime, followed by 12 weeks at 5.6 mg dose N= 255 N= 250 N= 248

© 2021 Tonix Pharmaceuticals Holding Corp. 13 F304/RELIEF Study Topline Data: Statistical Significance Achieved on Pre - specified Primary Efficacy Endpoint (p=0.01) ◊ ◊ 2 TNX - 102 SL is in clinical stage of development and not approved for any indication Primary Outcome Measure at Week 14 Placebo (N=255) TNX - 102 SL 2 (N=248) Treatment Difference P value LS Mean Change from Baseline (SE) LS Mean Change from Baseline (SE) Difference in LS Mean Change from Baseline Between TNX - 102 SL and Placebo (SE) Daily Pain Diary, NRS - 1.5 (0.12) - 1.9 (0.12) - 0.4 (0.16) 0.010* Statistical Method: Mixed Model Repeated Measures analysis with Multiple Imputation *p<0.0452 (requisite p - value hurdle for full study after Interim Analysis) 1 Same primary endpoint analysis for FDA approvals of Cymbalta ® and Lyrica ® in fibromyalgia Abbreviations: LS = least squares; NRS = numeric rating scale; SE = standard error • Primary efficacy analysis also supported by an exploratory 30% responder analysis of daily diary pain, which indicated 46.8% on TNX - 102 SL versus 34.9% on placebo achieved a 30 percent or greater reduction in pain (logistic regression; odds ratio [95% CI]: 1.67 [1.16, 2.40]; p=0.006) • 30% responder an alysis was the primary analysis in F301 AFFIRM study of TNX - 102 SL 2.8 mg • Also was the same primary endpoint analysis for FDA approval of Savella ® for fibromyalgia

© 2021 Tonix Pharmaceuticals Holding Corp. 14 F304/RELIEF Study: Primary Efficacy Endpoint Results (continued) -2.2 -2 -1.8 -1.6 -1.4 -1.2 -1 -0.8 -0.6 -0.4 -0.2 0 0 1 2 3 4 5 6 7 8 9 10 11 12 13 14 LS Mean Change from Baseline (SE) in NRS Pain Score Study Week RELIEF Study Mean Change from Baseline in Weekly Averages of Daily NRS Pain Scores Placebo (N=255) TNX-102 SL (N=248) * * * * * * * *p<0.0452

© 2021 Tonix Pharmaceuticals Holding Corp. 15 F304/RELIEF Study: Key Secondary Efficacy Endpoints ◊ ◊ *TNX - 102 SL is in clinical stage of development and not approved for any indication Outcome Measure at Week 14 Intent - to - Treat Analysis 1 P - value Non - Specific Patient Global Impression of Change Responder Analysis: Proportion “Much Improved” or “Very Much Improved” 0.058 Fibromyalgia Syndrome - Related FIQ - R Symptom Domain Mean Change from Baseline 0.007 # FIQ - R Function Domain Mean Change from Baseline 0.009 # PROMIS Fatigue Mean Change from Baseline 0.018 # Daily Sleep Quality Diary, NRS Mean Change from Baseline <0.001 # PROMIS Sleep Disturbance Mean Change from Baseline <0.001 # # nominally significant at p<0.0452 1 Combined periods (pre - and post - interim analysis); responder analysis is by Logistic Regression (missing = non - responder); the f ive mean change analyses are by Mixed Model Repeated Measures with Multiple Imputation Abbreviations: FIQ - R = Fibromyalgia Impact Questionnaire – Revised; NRS = numeric rating scale; PROMIS = Patient - Reported Outcomes Measurement Information System

© 2021 Tonix Pharmaceuticals Holding Corp. 16 P e r c e n t o f S u b j e c t s 0 10 20 30 40 50 60 70 80 90 100 Percentage Redution in Pain >=0% >=10% >=20% >=30% >=40% >=50% >=60% >=70% >=80% >=90% =100% Placebo TNX-102 SL Proportion of Subjects in Arm Cut - Off Points for Percentage Pain Responders • The CRA graph allows one to see the proportion of responders over an entire range of cut - off points • For example, >=30% improvement in pain is considered clinically meaningful in pain studies • Looking at that vertical line at >=30% and visualizing a horizontal line to the y - axis tells you the proportion of each arm that achieved that level of pain improvement or better (47% for TNX - 102 SL and 35% for placebo) • It can be seen that TNX - 102 SL separates from placebo, always at a higher proportion, up to about >=95% improvement F304/RELIEF Study: Continuous Responder Analysis (CRA) Graph Placebo TNX - 102 SL 5.6 mg

© 2021 Tonix Pharmaceuticals Holding Corp. 17 Adverse Events* (AEs) in F304/ RELIEF Study TNX - 102 SL (N=248) Placebo (N=255) Total (N=503) Administration Site Reactions N % N % N % Tongue/mouth numbness 43 17.3 2 0.8 45 8.9 Tongue/mouth pain/discomfort 29 11.7 5 2.0 34 6.8 Taste impairment 16 6.5 1 0.4 17 3.4 Tongue/mouth tingling 14 5.6 1 0.4 15 3.0 Systemic Adverse Events N % N % N % Somnolence/Sedation 14 5.6 3 1.2 17 3.4 No serious and unexpected AEs in RELIEF related to TNX - 102 SL • Systemic AEs comparable with prior studies and consistent with approved oral cyclobenzaprine product labeling • Oral AEs similar to prior studies with TNX - 102 SL, although tongue/mouth numbness at about half the rate in RELIEF * Table reports only AEs at rate of greater than 5% in either treatment arm

© 2021 Tonix Pharmaceuticals Holding Corp. 18 Safety and Tolerability in F304/RELIEF Study • No new safety signals in RELIEF at TNX - 102 SL 5.6 mg dose • 82.3% in active arm and 83.5% in placebo arm completed the study • 8.9% in active arm and 3.9% in placebo arm discontinued due to adverse events • 7 SAEs in study: 2 in active arm and 5 in placebo arm • Of 2 in active arm, one was motor vehicle accident with multiple bone fractures, and other was pneumonia due to infection; both deemed unrelated to TNX - 102 SL • Similar oral administration site reactions as in prior studies with TNX - 102 SL • Overall low rates of systemic side effects, highest being somnolence/sedation at 5.6% in active group, 1.2% in placebo

© 2021 Tonix Pharmaceuticals Holding Corp. 19 TNX - 102 SL 5.6 mg for Fibromyalgia: 2 nd Phase 3 F306/RALLY Study – Enrollment Ongoing Primary e ndpoint (Week 14) : • Daily diary pain severity score change (TNX - 102 SL 5.6 mg vs. placebo) from baseline in the weekly average as measured by the numerical rating scale (NRS), using mixed model repeated measures analysis with multiple imputation (MMRM with MI) Key Secondary e ndpoint s (Week 14) include 1 : • Daily diary sleep quality NRS score change • Fibromyalgia Impact Questionnaire – Revised (FIQR): Symptoms Domain change • PROMIS Fatigue instrument change Interim results expected in 3 rd quarter 2021 Topline results expected in 4 th quarter 2021 Potential pivotal efficacy study to support NDA approval Placebo once - daily at bedtime 14 weeks TNX - 102 SL once - daily at bedtime 5.6 mg (2 x 2.8 mg tablets) 2 General s tudy c haracteristics: • Randomized, double - blind, placebo - controlle d study in fibromyalgia in approximately 40 U.S. sites (N=670) • Adaptive Design: one unblinded interim analysis based on 50% of randomized participants 1 1 Pending submission and agreement from FDA on statistical analysis plan 2 Two week run in at 2.8 mg dose at bedtime, followed by 12 weeks at 5.6 mg dose 3 Pending agreement from FDA on protocol amendment PROMIS = Patient - Reported Outcomes Measurement Information System N= ~335 3 N= ~335 3

© 2021 Tonix Pharmaceuticals Holding Corp. 20 Approved Fibromyalgia Pharmacotherapies Pfizer • Drug: Lyrica® or pregabalin (U.S. patent expired in 2018) • Approved: 2004 • Mechanism: modulates nerve impulses involved in the transmission of pain through selective binding to the alpha2 - delta protein of the voltage - gated calcium channels in CNS tissues • Peak Sales: Approximately $5 billion (including all approved indications) Lilly • Drug: Cymbalta® or duloxetine (U.S. patent expired 2014) • Approved: 2004 • Mechanism: serotonin and norepinephrine reuptake inhibitor (SNRI) • Peak Sales: Approximately $5 billion (including all approved indications) Abbvie (developed by Forest Laboratories) • Drug: Savella ® or milnacipran (on patent) • Approved: 2009 • Mechanism: serotonin and norepinephrine reuptake inhibitor (SNRI) • Peak Sales: Approximately $130 million (approved for fibromyalgia indication only)

© 2021 Tonix Pharmaceuticals Holding Corp. 21 Other Fibromyalgia Pharmacotherapies in Development in the U.S. Axsome Therapeutics - AXS - 14 • Drug: esreboxetine • Mechanism: Selective norepinephrine reuptake inhibitor • Developmental Stage: At least mid - Phase 3 (Phase 2 and Phase 3 trial positive*) Aptinyx - NYX - 2925 • Drug: ((2S, 3R) - 3 - hydroxy - 2 - ((R) - 5 - isobutyryl - 1 - oxo - 2,5 - diazaspiro(3.4)octan - 2 - yl)butanamide) • Mechanism: NMDA receptor modulator • Developmental Stage: Phase 2 study is “active, not recruiting” Teva - Ajovy ® • Drug: fremanezumab • Anti - CGRP antibody • Developmental Stage: Phase 2 proof - of - concept study “recruiting” Virios Therapeutics – IMC - 1 • Drug: Combination of famciclovir and celecoxib • Anti - viral (herpes simplex) and COX - 2 inhibitor non - steroidal anti - inflammatory drug (NSAID) • Developmental Stage: Phase 2a completed *licensed from Pfizer, Jan 2020

© 2021 Tonix Pharmaceuticals Holding Corp. 22 TNX - 102 SL Intellectual Property – U.S. Protection expected until 2035 • United States Patent and Trademark Office (USPTO) issued United States Patent No. 9636408 in May 2017, Patent No. 9956188 in May 2018, Patent No. 10117936 in November 2018, and Patent No. 10864175 on December 2020 • European Patent Office (EPO) issued European Patent No. 2968992 in December 2019 (validated in 37 countries). Opposition filed in October 2020 by Hexal AG • China National Intellectual Property Administration issued Chinese Patent No. ZL 201480024011.1 in April 2019 • Japanese Patent Office (JPO) issued Japanese Patent No. 6310542 in March 2018 • 8 granted patents (Indonesia, Saudi Arabia, New Zealand, Australia, Mexico, Taiwan, Israel, South Africa) • 11 patent applications pending (1 being allowed in Canada) Composition of matter (eutectic): Protection expected to 2034/2035 • NZIPO issued New Zealand Patent No. 631144 in March 2017 and Patent No. 726488 in January 2019 • Taiwanese Intellectual Property Office issued Taiwanese Patent No. I590820 in July 2017, Patent No. I642429 in December 2018 and Patent No. I683660 in February 2020 • Australian Patent Office issued Australian Patent No. 2013274003 in October 2018 and Patent No. 2018241128 in September 2020 • JPO issued Japanese Patent No. 6259452 in December 2017 • 20 patent applications pending (1 being allowed in Mexico) Composition of matter (sublingual): Protection expected to 2033

© 2021 Tonix Pharmaceuticals Holding Corp. 23 Opportunities to Expand TNX - 102 SL to Other Indications Growing recognition that there are many disorders where sleep disturbances may have a role in the pathophysiology (cardiovascular, metabolic, neurologic) • Sleep quality plays a homeostatic role in several disorders Psychiatric Disorders • Stress Disorders (PTSD) • Mood Disorders (Depression) • Anxiety Disorders • Addiction (Alcohol Use Disorder) Chronic Pain States • Chronic wide - spread pain (fibromyalgia) • Osteoarthritis Role of sleep disturbance more established in common psychiatric and neurological/pain disorders • Recognized as a core symptom of many of these disorders • Traditional sleep medications, which increase sleep quantity, may not provide benefit (benzodiazepines in major depression) or are contraindicated Psychiatric Symptoms of Neurological Disorders • Agitation in Alzheimer’s • Psychosis in Parkinson’s, Alzheimer’s and other dementias

© 2021 Tonix Pharmaceuticals Holding Corp. 24 TNX - 1800 1 , TNX - 2300 1 : COVID - 19 Vaccine Candidates and TNX - 2100 1 : Diagnostic Product Candidate to Test for SARS - CoV - 2 T Cell Immunity 1 TNX - 1800, TNX - 2300 and TNX - 2100 are in the pre - IND stage of development and have not been approved for any indication.

© 2021 Tonix Pharmaceuticals Holding Corp. 25 TNX - 1800 1 : a COVID - 19 Vaccine Candidate • Utilizes Tonix’s proprietary horsepox virus as a vector • Encodes a protein from SARS - CoV - 2, the cause of COVID - 19 • Developed in collaboration with University of Alberta, Canada • Animal testing with Southern Research Institute • Non - human primate immune response positive results reported in 4Q20 • Non - human primate CoV - 2 challenge testing data expected in 1Q21 • Manufacturing agreement with FUJIFILM Diosynth • Development for Good Manufacturing Practice (GMP) manufacturing for human trials • GMP 2 clinical supply expected to be ready for human trials in 2 nd half of 2021 3 1 TNX - 1800 (horsepox/Cov - 2 spike live vaccine) is at the pre - IND stage of development 2 Good Manufacturing Practice = GMP 3 We cannot predict whether the global COVID - 19 pandemic will impact the timing of these milestones

© 2021 Tonix Pharmaceuticals Holding Corp. 26 Concerns With Current COVID - 19 Vaccines with Emergency Use Authorization (EUA) • Durability of protection • Are vaccinated people protected one year later? • Durable protection is associated with T cell response • Protection against death/ventilator support • Protection against severe disease and death would be strong motivations for many to be vaccinated • Protection against forward transmission • Highly contagious nature of CoV - 2 is a major problem driving pandemic • Safety of vaccine • Risk:benefit for different age groups may vary – e.g. adults below 30 have low risk of disease • No biomarker of protection • No test to establish protection from vaccination • Cost and accessibility • High production cost and issues with cold - chain distribution

© 2021 Tonix Pharmaceuticals Holding Corp. 27 Warp - Speed COVID - 19 Vaccines: Live Virus Vaccines Take Longer to Develop • mRNA • Moderna (mRNA - 1273, LNP 1 - encapsulated CoV - 2 Spike [“Spike”] mRNA) EUA 2 • Pfizer & BioNTech ( LNP - encapsulated Spike mRNA ) EUA • Subunit • Sanofi/GSK (recombinant Spike protein with adjuvant 3 ) In Phase 3 • Novavax (NVX - CoV2373, recombinant Spike protein with adjuvant 4 ) In Phase 3 • Non - replicating virus • J&J (Ad26.COV2 - S, Ad26 encoding Spike) EUA • Astra - Zeneca/Oxford (AZD1222, ChAdOx - 1 encoding Spike) In Phase 3 (EUA in UK, Europe, Canada and India) • Live attenuated virus • Merck (TMV - 083, modified measles 5 - encoding Spike) Terminated Jan ’21 - Phase 1 6 • Merck (V591, pseudo - typed VSV 7 - encoding Spike) Terminated Jan ’21 - Phase 1 6 1 Lipid Nanoparticle = “LNP” 2 Emergency Use Authorization = “EUA” 3 GSK adjuvant AS03 contains squalene, DL - α - tocopherol and polysorbate 4 Novavax adjuvant Matrix - M1 contains saponin extracted from the Quillaja saponaria Molina tree 5 Measles - based vaccine, acquisition of Themis, collaboration with Institute Pasteur 6 Merck Discontinues Development of SARS - CoV - 2/COVID - 19 Vaccine Candidates; Continues Development of Two Investigational Therapeutic Candidates - Merck.com 7 VSV = vesicular stomatitis virus; collaboration with IAVI = International AIDS Vaccine Initiative

© 2021 Tonix Pharmaceuticals Holding Corp. 28 COVID - 19 Vaccine Landscape • We expect more than one vaccine will be approved by FDA • Different vaccines for different individuals • More than 150 vaccines in development • Diversity of approaches is important since protective immunity is not yet understood • Technologies range from never tested before (mRNA) to 220 years old • Uncertainty exists around efficacy, durability and importantly, safety • Live attenuated vector systems in development include: • Tonix (horsepox), Tonix (bovine parainfluenza), Zydus Cadila (measles - based)

© 2021 Tonix Pharmaceuticals Holding Corp. 29 Live, Attenuated Virus Vaccines for Other Infectious Diseases 1 • Long term, durable immunity • Expected to stimulate T cells and provide years to decades of protection • Single administration, scalable manufacturing • Low dose is amplified by replication, mRNA and protein synthesis at vaccination site • Block forward transmission (infectivity) • Key to conferring herd immunity and protecting immunocompromised 1 For example, the eradication of smallpox, containment of measles, mumps, and rubella

© 2021 Tonix Pharmaceuticals Holding Corp. 30 TNX - 1800 Vaccination of Non - Human Primates Elicited Anti - SARS - CoV - 2 Neutralizing Antibodies and Skin Reaction or “Take” in All Eight Animals STUDY DESIGN :  Compares TNX - 1800 (modified horsepox virus encoding CoV - 2 spike protein) to TNX - 801 (horsepox virus, live vaccine) at two doses in non - human primates. A control group received a placebo.  Each of these five groups (TNX - 1800 high and low dose; TNX - 801 high and low dose and placebo) includes four animals. NEUTRALIZING ANTI - CoV - 2 ANTIBODIES :  At D ay 14 after a single vaccination, all eight of the TNX - 1800 vaccinated animals made anti - CoV - 2 neutralizing antibodies (≥1:40 titer).  None of the eight TNX - 801 vaccinated control animals, or any of the four animals in the placebo group, made anti - CoV - 2 neutralizing antibodies (≤1:10 titer).  L evel of neutralizing anti - CoV - 2 antibody production was similar between the low and high dose TNX - 1800 groups (1 x 10 6 Plaque Forming Units [PFU]) and 3 x 10 6 PFU, respectively. SKIN TAKE BIOMARKER :  A ll 16 animals vaccinated with either dose of TNX - 1800 or the control TNX - 801 manifested a “take”, or cutaneous response, signaling that the horsepox vector elicited a strong T cell immune response.

© 2021 Tonix Pharmaceuticals Holding Corp. 31 TNX - 1800 Vaccination of Non - Human Primates Findings, Conclusions and Next Phase TOLERABILITY :  TNX - 1800 and TNX - 801 were well tolerated at both doses. DOSE:  Supports the expectation that TNX - 1800 at the low dose of 1 x 10 6 PFU is an appropriate dose for a one - shot vaccine in humans.  Indicates that 100 doses per vial is the target format for commercialization, which is suited to manufacturing and distribution at large scale. CONCLUSIONS :  Data show that TNX - 1800 induces a strong immune response to CoV - 2 in non - human primates.  D ata confirm that “take” is a biomarker of a strong immunological response to TNX - 1800’s vector, horsepox virus vaccine, and also indicate that “take” is predictive of a neutralizing antibody response to TNX - 1800’s cargo COVID - 19 antigen, which is the CoV - 2 spike protein. NEXT PHASE :  In the second phase of the study, the TNX - 1800 vaccinated and control animals will be challenged with CoV - 2. Results are expected in the first quarter of 2021.

© 2021 Tonix Pharmaceuticals Holding Corp. 32 TNX - 1800 1 : Engineered for Long - term Immunity Based on “vaccinia” vaccine developed more than 200 years ago by Dr. Edward Jenner to prevent smallpox • TNX - 1800 has 99.7% colinear identity with circa 1860 smallpox vaccine 2 • Eradicated smallpox (only viral disease ever eradicated) • Elicits durable (many decades) T cell immunity • Single dose protection without adjuvants • Manufacturable at scale • Minimal “cold chain” supply issues • Glass - sparing packaging owing to small unit dose Genetic analysis of early vaccines indicates that Tonix’s “horsepox” is closely related to Edward Jenner’s “vaccinia” • Modern “vaccinia” evolved during the 220 years it was propagated by primitive methods – for over 120 years before “viruses” were identified 1 TNX - 1800 (horsepox/Cov - 2 spike live vaccine) is at the pre - IND stage of development 2 Brinkmann A et al, Genome Biology (2020) 21:286 https://doi.org/10.1186/s13059 - 020 - 02202 - 0

© 2021 Tonix Pharmaceuticals Holding Corp. 33 Why Use a Horsepox Platform for a Vaccine? Horsepox can be engineered to express foreign genes • Lack of persistence or genomic integration in the host • Strong immunogenicity as a vaccine • Readily manufacture at scale • Live, attenuated vaccine – direct antigen presentation Potential advantages of horsepox over vaccinia • Maintains strong immunogenicity with potentially improved tolerability • Relative to non - replicating vaccinia, horsepox’s replication in human cells provides direct antigen presentation, which is expected to trigger a T cell immune response, by Class I Major Histocompatibility Complex (MHC) Antigens • Horsepox may behave differently than vaccinia as a vector, in part because of its different repertoire of genes that modulate immune responses and host range

© 2021 Tonix Pharmaceuticals Holding Corp. 34 TNX - 1800 is Based on a Horsepox Virus (HPXV) Vector Designed to Express SARS - CoV - 2 S Protein *TNX - 1800 is at the pre - IND stage of development Horsepox sHPXV ~200,000 Bp TNX - 1800 * rHPXV/SARS - CoV - 2S ~200,000 Bp Homologous Recombination

© 2021 Tonix Pharmaceuticals Holding Corp. 35 Vaccinia Induces a Skin Reaction Called “Take” – Described by Dr. Edward Jenner 1. Fulginiti VA, et al. Clin Infect Dis. 2003;37(2):241 - 250. 2. Liu L, et al. Nature Med. 2010;16(2):224 - 228. 3. Centers for Disease Control and Prevention. Accessed April 15, 2020. https://phil.cdc.gov/Details.aspx?pid=3276 *Example of major cutaneous reaction, or “take,” resulting from a replication - competent live - virus vaccine delivered via scarifi cation, indicating successful vaccination 1,3 5 mm Vaccine Vaccination by scarification 1 • Biomarker of protection • Smallpox was eradicated using this marker • Revaccination indicated for recipients without “take” • Measure of T cell immunity • No need for blood draws or complex laboratory studies • No other functional T cell assay is approved or in clinical use for vaccination Take

© 2021 Tonix Pharmaceuticals Holding Corp. 36 Unique Challenges of SARS - CoV - 2 SARS Rate of death 1,2 Deaths 2 Rate of infectivity 1 Incubation time 2 Asymptomatic 3 0.4 2 - 7 days ~13% ~10% SARS - CoV - 2 Rate of death 1,4 Deaths (as of Mar 2021) 5 Rate of infectivity 1,4 Incubation time 2,4 Asymptomatic 4 ~2.5 6 - 14 days ~40% 0.003% - 5.4% 1. Ceccarelli M, et al. Eur Rev Med Pharmacol Sci. 2020;24:2781 - 2783. 2. Rabaan AA, et al. Le Infezioni in Medicina . 2020;28(2):174 - 184. 3. Wilder - Smith A, et al. Emerg Infect Dis. 2020;11(7):1142 - 1145. 4. Centers for Disease Control and Prevention. Accessed November 2020. https://www.cdc.gov/coronavirus/2019 - ncov/hcp/planning - scena rios.html 5. Johns Hopkins University. Accessed March 2021. https://coronavirus.jhu.edu/map.html >2,500,000 744 The death rate for COVID - 19 is significantly lower compared to SARS. 1,2,4 However, due to its virulence, SARS - CoV - 2 has resulted in far more deaths 5 SARS - CoV - 2 is more infectious, has a longer incubation time, and presents asymptomatically in more individuals, making it highly spreadable 1

© 2021 Tonix Pharmaceuticals Holding Corp. 37 Infection of Type II Pneumocytes Can Lead to Lethal Respiratory Illness Capillary Type II pneumocytes Inhalation Exhalation Type II pneumocytes in the alveoli secrete pulmonary surfactants that are necessary for effective gas exchange. 2 SARS - CoV - 2 Infects Type II Pneumocytes in Lung Alveoli 1 These cells also serve as progenitor cells for repairing damaged alveoli. 2 In COVID - 19, infection of type II pneumocytes results in impaired gas exchange and fluid leakage into alveoli. 3 Strong antibody responses to SARS - CoV - 2 are linked to more severe disease and fatality. 4 1. Knudsen L, et al. Histrochem Cell Biol. 2018;150(6):661 - 676. 2. Mason RJ. Am J Physiol Lung Cell Mol Physiol. 2020;319(1):L115 - L120. 3. Xu Z, et al. Lancet Respir Med. 2020;8(4):420 - 422. 4. Lee WS, et al. Nat Microbiol. 2020;5:1185 - 1191. Inhalation Exhalation Fluid leakage Activated CD8 T cell IgA antibodies SARS - CoV - 2 IgG antibodies

© 2021 Tonix Pharmaceuticals Holding Corp. 38 SARS - CoV - 2 Hijacks the Respiratory System to Spread Contagious Virus Respiratory epithelium Capillary Airway Resting CD8 T cell Endothelial cell Exhalation spreads virus • Virus factories release virions by continuous budding • Breathing, speaking or coughing has the potential to release virions into the air and transmit infection to others Bar - On YM, et al. eLife . 2020;9:e57309 .

© 2021 Tonix Pharmaceuticals Holding Corp. 39 CoV - 2 Specific T Cells Kill the Virus Factories • Natural immunity or vaccine protection has the potential to decrease forward transmission • T cells specifically kill virally infected cells Bar - On YM, et al. eLife . 2020;9:e57309 . Respiratory epithelium Capillary Airway Endothelial cell Exhalation Activated CD8 T cells

© 2021 Tonix Pharmaceuticals Holding Corp. 40 Contrasting T cell and Antibody Immunity • T cell immunity • Durable or long - lived (many years) • Recognize fragments of pathogens on the surfaces of infected cells • Cannot recognize pathogens directly • Potential to clear viral infections (by killing infected cells) • Potential to block forward transmission (contagion) by infected people • Antibody immunity • Temporary or short - lived (typically 3 - 6 months) • Recognize pathogens directly • Potential to block viral entry (by recognizing pathogens) • Can only recognize virally infected cells that express viral surface proteins

© 2021 Tonix Pharmaceuticals Holding Corp. 41 TNX - 1800: Potential Development and Uses • Potential to protect against CoV - 2 Variants • T cell epitopes are short stretches of peptides (~8 - 14 aa fragments) that so far seem to be conserved between variants • Clinical trials will test potential protection against CoV - 2 variants • For example, the “British” (B.1.1.7), “Brazilian” (P.1) and “South African” (B.1.351) strains have emerged • B.1.351 may elude the protection conferred by certain vaccines against other strains • Pre - and Post - pandemic vaccine • Development will begin with clinical trials in adults • Subsequent development will focus on children • Analogous to the historical use of horsepox and vaccinia as childhood immunizations to prevent (and ultimately eradicate) smallpox • Potential to block forward transmission (contagion) by infected people • Trial participants will be stratified by pre - existing antibody and T cell immunity • TNX - 2100 1 skin test (slide 56) may be used to stratify for T cell immunity 1 TNX - 2100 (SARS - CoV - 2 epitope peptide mixtures for intradermal administration) is at the pre - IND stage of development

© 2021 Tonix Pharmaceuticals Holding Corp. 42 TNX - 2300, 2 nd SARS - CoV - 2 Vaccine Platform: Bovine Parainfluenza (BPI) Virus Collaboration with Kansas State University to develop a vaccine candidate for the prevention of COVID - 19 • Utilizes a novel live attenuated vaccine vector platform and the CD40 - ligand to stimulate T cell immunity • TNX - 2300 1 drives expression of CoV - 2 spike and CD40 - L Live attenuated vaccines based on bovine parainfluenza virus 2 - 6 • Previously has been shown to be an effective antigen delivery vector in humans, notably well tolerated in infants and children • Vector is well suited for mucosal immunization using a nasal atomizer, but it can also be delivered parenterally 1 Pre - IND stage of development; 2 Halle, AA et al. J Gen. Virology (2003) 84 :2153 – 2162; 3 Halle, AA et al. J Virology (2000) 74 (24): 11626 – 11635 ; 4 Karron RA et al. J Inf Dis (1995) 171: 1107 - 14; 5 Karron RA et al. Vaccine (2012) 30: 3975 – 3981; 6 Schmidt AC et al. J Virology (2001) 75(10): 4594 – 4603

© 2021 Tonix Pharmaceuticals Holding Corp. 43 TNX - 2100 1 : Potential Skin Test to Measure SARS - CoV - 2 Exposure and T Cell Immunity TNX - 2100 (SARS - CoV - 2 epitope peptide mixtures for intradermal administration) • Based on mixtures of synthetic peptides for intradermal administration • Designed to elicit delayed - type hypersensitivity (DTH) in individuals who have been exposed to SARS - CoV - 2 or who have been successfully vaccinated • Potential to measure the presence and strength of functional in vivo T cell immunity Potentially scalable test for widespread use • Adaptive Biotech’s T Detect Œ COVID received FDA EUA – based on genetic analysis of T cell receptors • Other tests 2 for T cell immunity to SARS - CoV - 2 require specialized laboratories and are not amenable to standardization 1 TNX - 2100 is in the pre - IND stage of development and has not been approved for any indication. 2 Intracellular cytokine staining (ICS) measured by flow cytometry after in vitro stimulation of purified peripheral blood mononuclear cells

© 2021 Tonix Pharmaceuticals Holding Corp. 44 TNX - 2100: Potential Uses and Development Plans TNX - 2100 has the potential to serve as: • a biomarker for cellular immunity and protective immunity • a method to stratify participants in COVID - 19 vaccine trials by immune status • an endpoint in COVID - 19 vaccine trials • a biomarker of durability of vaccine protection FDA feedback on pre - IND meeting questions received in February 2021 Development plans • Peptides have been manufactured under current good manufacturing process or cGMP • Second quarter 2021: Plan to submit IND • Second half 2021: Plan to initiate clinical testing pending approval of IND

© 2021 Tonix Pharmaceuticals Holding Corp. 45 TNX - 1300 1 : New Potential Treatment for Cocaine Intoxication 1 TNX - 1300 is an investigational new biologic and has not been approved for any indication.

© 2021 Tonix Pharmaceuticals Holding Corp. 46 TNX - 1300* for the Treatment of Cocaine Intoxication Recombinant protein that degrades cocaine in the bloodstream 1 • Double - mutant cocaine esterase ( CocE ) • CocE was identified in a bacterium ( Rhodococcus ) that use cocaine as its sole source of carbon and nitrogen and that grow in soil surrounding coca plants 2 • CocE catalyzes the breakdown of cocaine into metabolites ecgonine methyl ester and benzoic acid Phase 2 study comp leted by Reckitt Benckiser (TNX - 1300 was formerly RBP - 8000) 3 • Volunteer cocaine abusers received cocaine 50 mg i.v. infusion over 10 minutes • TNX - 1300 given one minute after completion of cocaine infusion • Rapidly reversed the physiologic effects of cocaine; cocaine plasma exposures dropped by 90% within two minutes • Well tolerated with the most frequently reported adverse events being gastrointestinal disorders ( including dry mouth, nausea); nervous systems disorders (including headache, dizziness) and skin and subcutaneous tissue disorders (including hyperhidrosis , dermatitis) *TNX - 1300 (T172R/G173Q double - mutant cocaine esterase 200 mg, i.v. solution) is an investigational new biologic and has not been approved for any indication. 1 Gao D et al, Mol Pharmacol . 2009. 75(2):318 - 23. 2 Bresler MM et al, Appl Environ Microbiol . 2000. 66(3):904 - 8. 3 Nasser AF et al, J Addict Dis . 2014;33(4):289 - 302.

© 2021 Tonix Pharmaceuticals Holding Corp. 47 TNX - 1300 (Cocaine Esterase or CocE ) Is a Fast - acting Cocaine Antidote CocE Rhodococcus bacteria living in the roots of the coca plant use CocE to metabolize cocaine 1 CocE cleaves chemical bonds in cocaine and disintegrates it 800 times faster than the rate that naturally occurs in the human body 1 Cocaine Cocaine is derived from the coca plant 1 1 Narasimhan D et al. Future Med Chem . 2012. Coca plant

© 2021 Tonix Pharmaceuticals Holding Corp. 48 TNX - 1300 Development Plan • Targeting to initiate a Phase 2 open - label, randomized pilot study of TNX - 1300 in the second quarter of 2021 • Emergency department (ED) setting with patients coming in for treatment of cocaine and/or polysubstance intoxication • Objectives • Primary: To evaluate the safety of TNX - 1300 in the ED setting • Secondary: • To evaluate TNX - 1300 in the management of cardiovascular (CV) and other signs and symptoms associated with cocaine intoxication compared to usual care (UC) alone • To demonstrate reduction of plasma cocaine, cocaethylene , and ecgonine methyl ester levels after TNX - 1300 administration and compare cocaine and cocaethylene levels of TNX - 1300 group to those in UC alone

© 2021 Tonix Pharmaceuticals Holding Corp. 49 TNX - 1900 1 : Intranasal Potentiated Oxytocin for Migraine and Craniofacial Pain and TNX - 2900 1 : Intranasal Potentiated Oxytocin for Prader - Willi Syndrome 1 TNX - 1900 and TNX - 2900 are in the pre - IND stage of development.

© 2021 Tonix Pharmaceuticals Holding Corp. 50 TNX - 1900 (Intranasal Potentiated Oxytocin) for the Treatment of Migraine and Craniofacial Pain – Overview Novel intranasal ( i.n. ) oxytocin (OT) formulation being developed as a prophylactic treatment for chronic migraine • Based on a propriety formulation of oxytocin*, a naturally occurring human hormone that acts as a neurotransmitter in the brain, and magnesium • Magnesium is known to potentiate the binding of oxytocin to its receptor 1 Clinical and preliminary research has shown that low oxytocin levels in the body can lead to increase in headache frequency, and that increased oxytocin levels can relieve headaches • Certain other chronic pain conditions are also associated with decreased oxytocin levels Oxytocin when delivered via the nasal route, results in enhanced binding of oxytocin to receptors on neurons in the trigeminal system, inhibiting transmission of pain signals Intranasal oxytocin has been shown in animals that it can also block CGRP release, a pathway known to be critical to the pathogenesis of migraine attacks . * Oxytocin is approved by the U.S. Food and Drug Administration (FDA) as Pitocin ® , an intravenous infusion or intramuscular injection drug, for use in pregnant women to induce labor. An intranasal form of oxytocin was marketed by Novartis to assist in nursing as Syntocinon ® , but the product was withdrawn and the New Drug Application (NDA) has been discontinued. 1. Antoni and Chadio , 1989

© 2021 Tonix Pharmaceuticals Holding Corp. 51 TNX - 1900 for the Treatment of Migraine – Prevalence One billion individuals worldwide suffer from migraines (~14% of population) 1 Migraine is the second leading cause of years lived with disability 1 In U.S., the estimated cost of all migraine headaches was $78 billion in 2014 2 • Approximately 30% of those costs ($23 billion) were direct medical costs Chronic migraine (≥ 15 headaches / month ) effects about 1 - 2% of individuals 3 • 75 - 150 million individuals worldwide • 3 - 7 million in the U.S. CGRP antibodies are the only migraine specific prophylaxis drugs approved in decades • Requires parenteral administration (systemic effects on peripheral CGRP pathways) • Long term safety concerns with prolonged systemic blockade of CGRP receptor 4 1 GBD 2016 Headache Collaborators, Global, regional, and national burden of migraine and tension - type headache, 1990 – 2016: a syste matic analysis for the Global Burden of Disease Study 2016, Lancet Neurol 2018; 17: 954 – 76 2 Gooch, C. L., et al., The Burden of Neurological Disease in the United States: A Summary Report and Call to Action. Ann Neuro l. 2017; 81:479 - 484 3 Natoli et al., Global prevalence of chronic migraine: a systematic review, Cephalagia , 2010, 30:599 - 609 4 Robbins, At Stake: The Possible Long - Term Side Effects of CGRP Antagonists, https://www.practicalpainmanagement.com/pain/headache/stake - possible - long - term - side - effects - cgrp - antagonists , accessed November 8, 2020.

© 2021 Tonix Pharmaceuticals Holding Corp. 52 TNX - 1900 for the Treatment of Migraine – Mechanism of Action Preclinical research showed that nasally applied TNX - 1900 selectively inhibits the activity of trigeminal pain - sensing nerve cells and blocks the release of CGRP • TNX - 1900 is believed to interrupt pain signals at the trigeminal ganglia by suppressing electrical impulses, a potentially different activity than drugs that just block CGRP Migraine attacks are caused, in part, by the release of CGRP from pain - sensing nerve cells that are part of the trigeminal system • The CGRP binds to receptors on other nerve cells and starts a cascade of events that eventually results in a severe headache. This, in turn, reduces various kinds of trigeminal nerve associated pain and prevents CGRP from acting at receptors in the central nervous system that are involved in migraine. We believe targeted delivery of oxytocin could translate into selective blockade of CGRP release in the trigeminal ganglion and not throughout the body, which could be a potential safety advantage over systemic CGRP inhibition • In addition, daily dosing is more quickly reversible, in contrast to monthly or quarterly dosing, giving physicians and their patients greater control

TNX - 1900 for the Treatment of Migraine – Mechanism of Action (continued) HEAD PAIN PATIENT USES TNX - 1900 TARGETED DELIVERY Permeates nasal mucosa Transported to trigeminal system and brain Proprietary Nasal to Brain Delivery CGRP: NEUROTRANSMITTER THAT HAS BEEN VALIDATED AS KEY MIGRAINE TARGET TNX - 1900 believed to partially block release of CGRP in the trigeminal nerve Oxytocin Receptors CGRP Oxytocin Receptors Co - Localize with CGRP in most Trigeminal Ganglia Neurons Overlay of Oxytocin Receptors and CGRP Staining Abbrev. CGRP, calcitonin gene - related peptide

TNX - 1900: Mechanism of Action (continued) In animal models, intranasal oxytocin concentrates in the trigeminal system I nhibits trigeminal neuronal firing, and decreases CGRP (and PACP) release onto meningeal vasculature and within the brainstem - Believed to have effects on: - Neurogenic inflammation - Peripheral sensitization , where CGRP otherwise promotes neuronal - glial signaling of pain to trigeminal ganglion - Central sensitization , in which CGRP otherwise causes sensitization of NMDA receptor, reducing threshold for glutamate – creating allodynia - Anti - CGRP antibodies may only work on inflammation and peripheral sensitization - Due to poor blood brain barrier penetration Abbrev. CGRP, calcitonin gene - related peptide; PACP, pituitary adenylate cyclase - activating peptide Figure adapted from Krishnaswamy R et al. Anti - CGRP monoclonal antibodies: breakthrough in migraine therapeutics. Progress in Neurology and Psychiatry. Vol 23.03, July - Sept, 2019. TNX - 1900

© 2021 Tonix Pharmaceuticals Holding Corp. 55 TNX - 1900 for the Treatment of Migraine – Development Status In June 2020, Tonix acquired a proprietary formulation of nasal oxytocin solution for intranasal delivery from Trigemina Also acquired migraine and pain treatment technologies of Trigemina , Inc. and assumed license for some of technologies from Stanford University A Phase 2 trial under an investigator - initiated IND has been completed in the U.S. using TNX - 1900 Completed by Trigemina prior to acquisition Tonix plans to submit an IND application for this program to the FDA in the second quarter of 2021 Targeting start of a Phase 2 study of TNX - 1900 for the prophylactic treatment of chronic migraine in the U.S. in the third quarter of 2021 • Primary endpoint expected to be mean change in number of migraine headache days from the last 28 days of baseline to the last 28 days of treatment in each treatment group

© 2021 Tonix Pharmaceuticals Holding Corp. 56 TNX - 2900 for the Treatment of Prader - Willi Syndrome – Overview TNX - 2900 is also based on Tonix’s patented intranasal potentiated oxytocin formulation and expands on this work Prader - Willi syndrome is the most common genetic cause of life - threatening childhood obesity 1 • Results in lack of suckling in infants and, in children and adults, severe hyperphagia, an overriding physiological drive to eat, leading to severe obesity and other complications associated with significant mortality • No approved treatment for either the suckling deficit in babies or the obesity and hyperphagia in older children associated with Prader - Willi syndrome. • Orphan disease occurring in approximately one in 15,000 births Intranasal oxytocin has been shown to improve suckling in newborn animals but also suppresses feeding behaviors in adult animal models. • Tonix’s patented potentiated oxytocin formulation is believed to increase specificity for oxytocin receptors relative to vasopressin receptors as well as to enhance the potency of oxytocin. Tonix intends to submit an application to the FDA for Orphan Drug and Fast Track designations for TNX - 2900 1 Foundation for Prader - Willi Research (fpwr.org).

© 2021 Tonix Pharmaceuticals Holding Corp. 57 TNX - 1500 1 : Monoclonal Antibody directed against CD40 - Ligand for Organ Transplant Rejection and Autoimmune Conditions 1 TNX - 1500 is in the pre - IND stage of development.

© 2021 Tonix Pharmaceuticals Holding Corp. 58 TNX 1500, a New CD40 Ligand (CD40L) Antibody, for the Prevention of Allograft Rejection The CD40 - CD40L pathway is a pivotal immune system modulator and is a well - established and very promising treatment target to more safely prevent allograft rejection 1 • First Generation: Development halted due to thromboembolic complications (TE) – blood clots . TE complications traced to Fc gamma receptor • Second Generation: Eliminated the Fc gamma receptor (TE complication) but potency and half life reduced which limited utility • TNX - 1500 Third Generation : Re - engineered based on greater understanding of the Fc gamma receptor. Modulated the binding of FcyR while preserving FcRn function • Expected to deliver efficacy without compromising safety Tonix expects to have GMP product ready in the third quarter of 2021 for TNX - 1500 1. Camilleri B, et al. Exp Clin Transplant. 2016;14(5):471 - 483. Ruplizumab full Fab Selectively Modified Anti - CD40L Ab TNX - 1500 contains the full ruplizumab Fab and the engineered Fc region that modulates Fc γ R - binding, while preserving FcRn function. Mutated Fc γ R - binding region FcRn - binding region Fc γ R - modulated Fc region

© 2021 Tonix Pharmaceuticals Holding Corp. 59 Pipeline 1 Summary – by Select Therapeutic Areas Pain Psychiatry Addiction Medicine • TNX - 102 SL (sublingual cyclobenzaprine) for fibromyalgia Phase 3/RELIEF Phase 3/RALLY • TNX - 102 SL (sublingual cyclobenzaprine) for PTSD Phase 3/RECOVERY • TNX - 102 SL (sublingual cyclobenzaprine) for agitation in Alzheimer’s Phase 2 ready FDA Fast Track designation • TNX - 601 CR (tianeptine oxalate and naloxone) for depression and PTSD Clinical - Pre - IND stage • TNX - 1600 (triple reuptake inhibitor 2 ) for PTSD, Depression and ADHD 3 Preclinical • TNX - 1300 (cocaine esterase) for cocaine intoxication Phase 2 FDA Breakthrough Therapy designation • TNX - 102 SL (sublingual cyclobenzaprine) for alcohol use disorder Phase 2 ready Neurology • TNX - 1900 (intranasal oxytocin) for migraine Clinical – pre - IND stage • TNX - 1900 (intranasal oxytocin) for craniofacial pain Clinical – pre - IND stage 1 Experimental new medicines and biologics, not approved for any indication 2 (2S,4R,5R) - 5 - (((2 - aminobenzo[d]thiazol - 6 - yl)methyl)amino) - 2 - (bis(4 - fluorophenyl)methyl)tetrahydro - 2H - pyran - 4 - ol) is an inhibitor of reuptake of three monoamine neurotransmitters (serotonin, norepinephrine and dopamine) – licensed from Wayne State University 3 ADHD = attention deficit hyperactivity disorder Rare/Orphan Disease • TNX - 2900 (intranasal oxytocin) for Prader - Willi syndrome Clinical – pre - IND stage

© 2021 Tonix Pharmaceuticals Holding Corp. 60 Pipeline 1 Summary – by Select Therapeutic Areas (continued) Oncology • TNX - 1700 (rTFF2 2 ) for treatment of gastric and pancreatic cancer Preclinical Public Health • TNX - 1800 (live modified horsepox vaccine) for preventing COVID - 19 Preclinical • TNX - 2300 (live bovine parainfluenza vaccine) for preventing COVID - 19 Preclinical • TNX - 2100 (DTH skin test) for detecting exposure and T cell immunity to SARS - CoV - 2 Pre - IND Biodefense • TNX - 801 (live horsepox vaccine) for preventing smallpox and monkeypox Preclinical • TNX - 701 (oral radioprotective agent) for radioprotection Preclinical Transplantation/ Autoimmunity • TNX - 1500 (anti - CD40 - Ligand) for preventing rejection of solid organ transplants Preclinical • TNX - 1500 (anti - CD40 - Ligand) for treating autoimmune disease Preclinical 1 Experimental new medicines and biologics, not approved for any indication 2 R ecombinant Trefoil Family Factor 2 – licensed from Columbia University

© 2021 Tonix Pharmaceuticals Holding Corp. 61 Milestones – Recently Completed and Upcoming 1 □ 4 th Quarter 2020 Non - human primate immune response positive results reported □ 4 th Quarter 2020 Positive topline data from TNX - 102 SL Phase 3 F304/RELIEF study in fibromyalgia reported □ 1 st Quarter 2021 Non - human primate efficacy data from TNX - 1800 in COVID - 19 models expected □ 2 ND Quarter 2021 Initiation of Phase 2 open - label safety study of TNX - 1300 in ED setting for cocaine intoxication □ 2 nd Quarter 2021 Submission of IND application for TNX - 2100 for SARS - CoV - 2 skin test □ 2 nd Quarter 2021 Submission of IND application for TNX - 1900 for the treatment of migraine □ 3 rd Quarter 2021 Initiation of Phase 2 study of TNX - 1900 for the treatment of migraine □ 3rd Quarter 2021 Interim analysis of TNX - 102 SL Phase 3 F306/RALLY study in fibromyalgia expected □ 4 th Quarter 2021 Topline data from TNX - 102 SL Phase 3 F306/RALLY study in fibromyalgia expected □ 2 nd Half 2021 Initiation of Phase 1 safety study of TNX - 1800 for COVID - 19 expected □ 2 nd Half 2021 Initiation of clinical trials for TNX - 2100 SARS - CoV - 2 skin test expected x 1 We cannot predict whether the global COVID - 19 pandemic will impact the timing of these milestones. x

© 2021 Tonix Pharmaceuticals Holding Corp. 62 Management Team Seth Lederman, MD President & CEO Jessica Morris Chief Operating Officer Gregory Sullivan, MD Chief Medical Officer Bradley Saenger , CPA Chief Financial Officer

© 2021 Tonix Pharmaceuticals Holding Corp. 63 Thank You!